EXHIBIT 99.1
                                NET-NET-NET LEASE

         This Agreement, entered into this 24th day of August, 1995 between Daniel Casey, Trustee, hereinafter called tile Lessor, party of the first part, and Motor Cars of South Florida, Inc., Stephen Tenzer, David Jacoby and Sal Campanile, all jointly and severally, are collectively hereinafter called the Lessee or Tenant, party of the second part:

         Witnesseth, that the said Lessor does this day lease unto said Lessee, and said Lessee does hereby hire and take as tenant the building located at 2656
S. Federal Highway, Delray Beach, Florida shown in the drawing attached hereto With associated parking (except one wash bay in the auto cleanup area and except the right of ingress and egress to use the foregoing are hereby retained by Lessor and/or Lessor's successors and assigns) (the "Premises"), to be used and occupied by the Lessee as for the sale and leasing of cars, trucks and other motor vehicles and for no other purposes. This Lease is for the term of one year subject and conditioned on the provisions of this Lease beginning the 20th day of August 1995, and ending the 19th day of August, 1996, with rent payable as follows:

         1. Upon the execution of this Lease Lessee shall pay to Lessor the sum of $7,505.96 4 representing first and last month's rent including applicable sales tax and first and last months property tax payment which is referred to in paragraph 4 below.

         2. During the first year the monthly rental payments in the amount of $3,000.00 shall be due on the first day of each month together with sales tax (currently in the amount of 6%) and all other applicable taxes and also any increases in such taxes which occur after the commencement of this Lease. From August 20, 1995 through September 30, 1995 the tenant-may occupy the Premises without paying any monthly rent. The rent obligation of $3,000.00 per month shall commence October 1, 1995 at which time Lessor will apply the first month's rent collected (referred to above) to the month of October. Tenant shall be obligated to pay all other charges (other than the $3,000.00 per month rent from August 20, 1995 through September 30, 1995) under this Lease commencing August 20, 1995.

                  If in any month the rent has not been paid by the first day of said month then commencing the 3rd day of said month the Lessee shall pay a late charge in the amount of $50.00 per day through and including the loth day of the month. If the rent has not been paid on or before the loth day of the month, Lessee shall be in default.

         3. Notwithstanding anything to the contrary in this Lease the rent as set forth above shall be completely NET-NET-NET to the Lessor. The rent and any additional rent or other charges due to Lessor shall be paid in lawful money of the United States, at the place of payment, without notice or demand and without abatement, deduction or set off of any amount whatsoever. Ail checks tendered by Lessee to Lessor for rent payments or other payments due under this Lease must be drawn on a commercial bank located in Palm Beach County, Florida. If any check is returned unpaid to Lessor then all further payments under this Lease by Lessee to Lessor shall be made exclusively by cashier's check drawn on a commercial bank in Palm Beach County, Florida.

         4. As additional rent, the Lessee shall pay on the first day of each month estimated real estate taxes to the Lessor. The estimated tax payments shall commence October 1, 1995. The estimated amount shall be calculated based upon 110% of the gross amount of prior years tax (currently $572.98 per month)or if at the time a payment is required the current tax bill is available, then the payments shall be based upon the taxes for the current year. When a new tax bill is received by Lessor, then the parties shall immediately adjust between them any excess or deficient payment amount. In the event that Lessee has overpaid then Lessee shall receive a credit on the next ensuing rental payment or a refund if the adjustment is after the expiration of this Lease. The annual taxes for which Lessee shall be responsible shall be equal to

                  35% of the total gross amount billed on the tax bill for Lessor's property which is billed under property control number 12 43 46 28 07 014 0110 or any successor number utilized by the Tax Collector of Palm Beach County.

                  The rent and other payments due from Lessee under this Lease shall be available at the Premises for Lessor to pick up on the first day of each month. Lessee shall not be responsible for a late charge if the late payment is solely due to the Lessors failure to be at the Premises to pick up the rent and other required payments. Lessor may at any time require by written notice to Lessee that the rent and other payments be mailed to Lessor at an address to be designated by Lessor.

                  The following express stipulations and conditions are made a part of this Lease and are hereby agreed to by the Lessee:

         5. The Lessee shall not use the Premises or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, or additions thereto, without the written consent of the Lessor, and all additions, fixtures and improvements (including accessories to all of the foregoing) made by Lessee shall become the property of the Lessor and remain upon the Premises as a part thereof, and be surrendered with the Premises at the termination of this Lease. Additions, fixtures and improvements (including accessories to all of the foregoing) which are made by Lessee which shall become the property of Lessor include but are not limited to anything that becomes affixed to or attached to the Premises or its appurtenances, even if said items could be removed without doing damage to the Premises.

                  Lessor shall have the right to give written notice to Lessee before the expiration of the term to remove some or all of the above referred to items, in which event Lessee must remove such items as Lessor directs and restore the Premises to the condition they were in at the beginning of the term.

         6. All personal property placed or moved in the Premises above described shall be at the risk of the Lessee or owner thereof, and Lessor shall not be liable for any damage to said personal property, or to the Lessee arising from the bursting or leaking of water pipes, or from any act of negligence Of any co-tenant or occupants of the building or of any other person whomsoever or due to acts of God.

         7. That the Lessee shall comply with all statutes, ordinances, rules, codes, orders, regulations and requirements (collectively, the "Codes") of the Federal, State, County and City Government and of any and all their Departments and Bureaus applicable to said Premises during said term. It is expressly agreed that Lessee's obligation to al comply with the Codes shall be at Lessee's expense.

         8. In the event the Premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered untenantable, then the Lessor shall have the right to render said Premises tenantable by repairs within 180 days therefrom. If said Premises are not rendered tenantable within said time, it shall be Optional with either party hereto to cancel this Lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

         9. The prompt payment of the rent for said Premises upon the dates named, and the faithful observance of the rules and regulations printed upon this Lease, and which are hereby made a part of this covenant, and of such other and further rules or regulations as may be hereafter made by the Lessor, are the conditions upon which the Lease is made and accepted and any failure on the part of the Lessee to comply with the terms of said Lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the Lessor, shall at the option of the Lessor, work a forfeiture of this contract, and all of the rights of the Lessee hereunder.

         10. The Lessee agrees to pay all charges for electricity or other illumination and all other utilities, and for all water, sewer, and solid waste disposal and should said charges at any time remain due and unpaid for the space of five days after the same shall have become due, the Lessor may at its option consider the said Lessee a tenant at sufferance and the entire rent for the rental period shall be once be due and payable and may forthwith be collected by distress or otherwise.

         11. The Lessor, or any of his agents, shall have the right to enter said Premises during all reasonable hours, to examine the same and the right but not the obligation to make any repairs, additions or alterations as may be deemed necessary for tile safety, comfort, or preservation thereof, or of said building, or to exhibit said Premises, and to put or keep upon the doors or windows thereof a notice "For Rent" at any time within thirty (30) days before the expiration of this Lease. The right of entry shall likewise exist for Elie purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

         12. Lessee hereby accepts the Premises in the condition they are in at the beginning of this Lease and agrees not to commit or permit waste of the Premises, Lessee shall maintain, repair and replace at Lessee's sole cost and expense any and all portions of the building, plumbing, electrical, glass, air conditioning systems, appliances, equipment, sewer, water, sprinkler system, landscaping, parking lot area and parkway lawn and the appurtenances to all of the foregoing items. All maintenance, repair and replacement shall be done by lawfully licensed contractors approved in writing by the Lessor.

                  The Lessee shall maintain the said Premises in the same condition, order and repair as they are at the commencement of said term and to make good to said Lessor immediately upon demand, any damage to the Premises, to the appurtenances and to any personal property located in or on the Premises. All replacements done by the Lessee shall be new.

         13. If the Lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the Lessee, before the end of said term the Lessor is hereby irrevocably authorized at its option, to forthwith cancel this Lease, as for a default. Lessor may elect to accept rent from such receiver, trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without affecting Lessor's rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

         14. A failure by the Lessor to demand Lessee's strict performance of an obligation of Lessee under this Lease will not be construed as a waiver of Lessor's right to demand strict performance of Lessee's obligations on any subsequent occasion.

         15. Lessor's acceptance of rent with knowledge of Lessee's default under the Lease will not be construed as a waiver of Lessor's right to require Lessee to cure the default. If Lessee falls to cure the default timely, or if the default was of such nature that it cannot be cured, this Lease may be terminated at the election of Lessor.

         16. Lessee shall not file any applications with the City of Delray Beach or any other governmental entity or agency to change the

                  Comprehensive Plan designation or the zoning applicable to the Premises or that shall seek any other land use related approval pertaining to the Premises.

         17. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who arc exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional Information regarding radon and radon testing may be obtained from your county public health unit.

         18. The Lessee covenants and agrees that from and after the execution date Of this Lease the Lessee will carry and maintain, Be Its sole cost and expense, the following types of insurance, in the amount specified and in the form hereinafter provided:

                  A.       Public Liability (Bodily Injury and Property Damage)
                           - public liability insurance covering the Premises and Lessee's use thereof against claims for personal injury and death and property damage occurring upon, in or about the Premises, such insurance to afford protection to the limit of not less than one million dollars ($1,000,000.00) in respect of injury and death to any number of persons arising out of any one occurrence and such insurance against property damage to afford protection to the limit of not less than three hundred thousand ($300,000.00) in respect of property damage arising out of any one occurrence. Lessee may provide this insurance with a combined single limit policy having coverage in an amount not less than $1,300,000.00.

                  B. Fire and Extended Coverage (All Risk Coverage) Insurance - the Lessee at all times during the term of this Lease shall keep all buildings and improvements now or hereafter erected on the Premises as well as appurtenances insured pursuant to a fire and extended coverage (all risk coverage) insurance policy providing protection and coverage for all risks in an amount not less than their full insurable replacement value. In lieu of the tenant providing the insurance, referred to in this paragraph B, the tenant may for the period up to March 20, 1996 pay to Lessor a contribution toward the insurance as follows:

                           (1) Pay quarterly, to the Lessor, the sum of $375.00. The first quarterly payment shall be due August 20, 1995 and the second quarterly payment shall be due November 20, 1995, or

                           (2) Pay monthly, to the Lessor, the sum of $125.00. If tenant elects this option the first payment shall be due September 1, 1995 and shall continue on the first day of each month thereafter.

                           Notwithstanding, Tenant's contribution toward insurance the Lessor shall have no liability to Tenant and Tenant hereby waives and relinquishes any right or claim for any damages incurred by Tenant due to any failure of Lessor to obtain such insurance. The amount of Tenant's contribution set forth above shall be final and conclusive and not subject to proration.

                           The Tenant shall be responsible for obtaining at Tenant's expense such all risk coverage for Tenant's own property as Tenant may desire to obtain, it being understood that the Lessor shall have not responsibility or liability for any damage to Tenant's personal property.

                  C. Fire Legal Liability Insurance - the Lessee at all times during the terms of this Lease shall keep in force a fire legal liability insurance policy in an amount of not less than two hundred thousand dollars ($200,000,00).

                  D. All policies of insurance must be in a form and with coverages as approved by Lessor and shall be issued by insurance companies with general policy holder's rating of not less than A and a financial rating of AAA as rated in the most current available "Bests " insurance reports and qualified to do business in the state of Florida. The policies shall name the Lessor as an additional insured and the Lessee shall within three (3) days before the commencement date of this Lease deliver to Lessor(at the address set forth herein for notices) the original policies together With evidence of premium payment. In addition all policies shall be written as a primary policy which does not contribute to and is not in excess of coverage which Lessor may carry. All renewal policies must be delivered to Lessor not less than thirty (30) days before the expiration of the policy. No policy of insurance shall be subject to cancellation or reduction in amount unless at least thirty (30) days advance written notice Is given to Lessor.

         19. Lessee shall not use, store, dispose of, or allow third parties to use, store or dispose of, in, upon, under, or about the Premises, or otherwise in any way allow the Premises to be contaminated by, any toxic, hazardous, or other environmentally detrimental waste, substance or material, Including, without limitation, as the same is defined, listed or contemplated in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") 42 U.S.C. S 9601, et seq., the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), Public Law 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. S 6901, et seq., the Florida Resource Recovery and Management Act, S 403.701, et seq., Florida Statutes, the Pollutant Spill Prevention and Control Act, S 376.011-376.17 and S 376.19-376.2t, Florida Statutes and like laws, regulations, and ordinances, as amended to date (collectively, "Toxic Substance").

         20. Tenant covenants and agrees that, without the execution of any subordination agreement, this Lease shall be and it hereby is made subject and subordinate at all times to the lien of any and all mortgages affecting the Premises now existing or hereafter made, given to secure loans or advances made by any mortgagee, and extensions, renewals and modifications thereof.

         21. Tenant shall not assign, mortgage or encumber this Lease, or sublet, license or permit all or any part of the Premises to be used by others, whether voluntarily, by operation of law, or otherwise, Without Lessor's prior written consent. If this Lease is assigned, or all or any part of the Premises are sublet, or occupied by anyone other than tenant, Lessor may collect rent due. However, no such collection of rent shall be deemed a waiver of Lessor's consent, Lessor's acceptance of the assignee, sublessee, or occupant as tenant, or a release of tenant's performance of its obligations under this Lease. Lessor may, for any reason or for no reason, withhold its consent to any assignment or subletting, but if such consent is granted in any instance, the same shall not relieve tenant or any assignee or subtenant from obtaining Lessor's written consent to any further assignment or subletting.

         22. If the Lessee shall abandon or vacate said Premises before the end of the term of this Lease, or shall suffer the rent to be in arrears, or otherwise default hereunder, the Lessor may, at his option, forthwith cancel this Lease or he may enter said Premises as the agent of the Lessee, without being liable in any way therefore, and relet the Premises with or without any furniture that may be therein, as the agent of the Lessee, at such price and upon such terms and for such duration of time as the Lessor may determine, and receive the rent therefore, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Lessor over and above the expenses to Lessor in such reletting, the said Lessee shall pay any deficiency, or Lessor may accelerate and declare the entire remaining base relet and all other charges due from tenant to Lessor for the balance of this Lease to be immediately due and payable forthwith, and may at once take legal action to recover and collect the same. Lessee will be deemed to have abandoned Premises if Lessee is absent for more than 14 days and the rent is unpaid for any portion of that time, or if Lessee is absent for more than 30 days although the rent is fully paid.

         23. Tenant shall protect, save and keep Lessor (and the beneficiaries of the trust of which Lessor is trustee which includes family members of Lessor) harmless and indemnified against and from any loss, liabilities, damages, costs, fines, penalties and expenses, arising out of or from any accident or Other occurrence on the Premises causing injury or damage to any person or property, due or claimed to be due to any act or neglect of tenant, its agents or employees, or failure to comply with and perform any of the requirements and provisions of this Lease on its part to be performed and tenant shall at Its own cost and expense, defend and indemnify Lessor against all such matters during the entire term of Lease. The term *expenses" shall include attorney's fees and paralegal fees incurred by Lessor including but not limited to such attorney s fees and paralegal fees incurred prior to the institution Of litigation and in litigation to include trial and appellate proceedings, and in arbitration, bankruptcy and other administrative and 'Judicial proceedings and whether suit be brought or not and reasonably incurred or paid at any time by the Lessor. The provisions of this paragraph shall survive any expiration or termination of this Lease.

         24. In addition to Lessee's other obligations hereunder to maintain and replace, the Lessee shall maintain the all safety and security lighting on the Premises in good condition and repair at all times. If the lighting is in need of replacement then the Lessee shall promptly replace said lighting (including any appurtenances). A6 replacements made hereunder shall be new. The Lessee shall pay the amounts billed by Florida Power and Light Company for electricity related to the safety and security lighting (including for the off- site lighting which is included in the bill from FP&L related to Elie Premises) for the Premises. The Lessee shall also pay for any other electricity and any additional lighting that the Lessee uses in connection with their use of the Premises.

         25. It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

         26. It is understood and agreed between the parties hereto that written notice mailed or delivered to the Premises leased hereunder shall constitute sufficient notice to the Lessee and written notice mailed or delivered to the office of the Lessor at 2600 S. Federal Highway, Delray Beach, F1 33483-3245 shall constitute sufficient notice to the Lessor, to comply with the terms of this contract. Lessor may change the address to which notices are sent to Lessor hereunder by providing written notice of such change to Lessee.

         27. The rights of the Lessor under this lease shall be cumulative, and failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

         28. It is further understood and agreed between the parties hereto that any charges against the Lessee by the Lessor for services or for work done on the Premises by order of the Lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

         29. It is hereby understood and agreed that any signs to be used, including awnings, in connection With Elie Premises leased hereunder shall be first submitted to the Lessor for written approval before installation of same. The Lessee shall deliver to Lessor with the written request for approval, complete detailed plans for the sign(s). Tile detailed plans must comply with the requirements of the City of Delray Beach.

         30. Lessee shall maintain in force and in good condition at Lessee's expense the alarm system and service and 24 hour monitoring system which Lessor has been utilizing for the Premises. If at any time, said system requires replacement, then Lessee shall replace the system at Lessee's sole cost and expense.

         31. In addition to Lessee's other obligations to maintain and replace under this Lease, the Lessee shall at all times maintain, trim, cut, prune, install, repair and replace as required by Lessor and/or as required by the City of Delray Beach, Florida by landscapers approved in writing by Lessor.

         32. As of March 20, 1996 the Lessor or Lessee may cancel this Lease by providing written notice to the other party hereto on or before said March 1, 1996. If proper notice of cancellation has been provided then this Lease shall terminate as of March 20, 1996.

         33. The Lessor retains the right (but not the obligation) to relocate the existing sign Structure and appurtenances in the southeast corner of the adjacent property (leased to Performance Cars of South Florida, Inc., d/b/a J.D. Byrider) to the Premises hereunder at such location as shall be determined in the sole and exclusive judgment of the Lessor.

         34. Lessee shall not de-grease any vehicles and/or engines on the Premises. Lessee shall not wash any engines on or near the Premises.

         IN WITNESS WHEREOF, the parties have executed this lease as set forth below.


                                    Lessor:

_____________________________       ________________________________
                                    Daniel Casey, Trustee
_____________________________

                                    Lessee:

                                    Motor Cars of South Florida, Inc., a Florida corporation

_____________________________       By:  ___________________________
                                             President
_____________________________

_____________________________       ________________________________
                                    Stephen Tenzer, Individually and Personally
_____________________________

_____________________________       ________________________________
                                    David Jacoby, Individually and Personally
_____________________________

_____________________________       ________________________________
                                    Sal Campanile, Individually and Personally
_____________________________

                                LETTER AGREEMENT


         On this 20th day of August, 1995, the undersigned have entered into a Lease

         The Lessee has expressed an interest in being able to utilize certain personal property presently located on the Premises in connection with their use of the Premises. The personal property is the following:

                  8 desks
                  4 computer desks
                  1 lateral metal file
                  13 chairs
                  5 bookcases
                  1 wood typing stand
                  2 built in kitchen cabinet sets
                  3 double door metal cabinets
                  3 file cabinets
                  1 central vacuum and associated equipment
                  1 Star Plus 244EX telephone system*
                  10 telephones*
                  1 small switchboard*
                  1 refrigerator/freezer Hotpoint
                  1 microwave oven
                  1 water cooler
                  7 paddle fans (five inside and two outside)
                  8 levolors (6 to 9 feet in length)
                  1 burglar alarm system
                  1 electronic air cleaner
                  1 floor safe
                  3 metal storage sheds Misc. shelving
                  1 fire extinguisher
                  1 water softener
                  1 water cooler

*The telephone system, switchboard and telephones may be removed by Lessor at any time during the Lease term and Lessor shall have no liability to the Tenant therefor. The Tenant shall thereafter install a new telephone system including telephones.

                  Executive office includes
                  1 high back office chair
                  1 teak desk
                  2 teak credenzas
                  2 leather chairs
                  1 large artificial tree

         The landlord agrees, that for no additional rent to lessee, that as long as the lessee is not in default under the Lease the lessee may use the above referenced personal property upon the following conditions;

         1. The lessee shall, at all times, maintain the personal property in good condition and repair and shall (upon expiration or termination of the Lease) deliver the personal or replace item of personal property. The obligations of Lessee under this paragraph shall survive any termination or expiration of the Lease.

                                    Lessor:

_____________________________       _________________________________
                                    Daniel Casey, Trustee
_____________________________

                                    Lessee:

                                    Motor Cars of South Florida, Inc.,
                                    a Florida corporation

_____________________________       By:  ____________________________
                                             President
_____________________________

_____________________________       _________________________________
                                    Stephen Tenzer, Individually and Personally
_____________________________

_____________________________       _________________________________
                                    David Jacoby, Individually and Personally
_____________________________

_____________________________       _________________________________
                                    Sal Campanile, Individually and Personally
_____________________________

If Lessees choose to renew a second year a basic increase of basic rent will go from $3,000.00 to $3,500.00 (increase of $500.00) and for a additional 3rd year. The base will go to $4,000.00 (a second increase of $500.00). All lease provisions and terms will stay the same. The Lessor agrees to a second and third year as long as Lessees are not in any defaults of this contract.

                                NET-NET-NET LEASE

         This Agreement, entered into this 15th day of November, 1996 between Daniel Casey, Trustee, hereinafter called the Lessor, party of the first part, and Motor Cars of South Florida, Inc., Stephen Tenzer, David Jacoby and Sal Campanile, all jointly and severally, are collectively hereinafter called the Lessee, party of the second part:

         Witnesseth, that the said Lessor does this day lease unto said Lessee and said Lessee does hereby hire and take as Lessee the building (less and except the office in the rear of the building which also has its entrance through the rear of the building shown on Exhibit B attached hereto and made a part hereof) located at 2600 S. Federal Highway, Delray Beach, Florida with associated customer parking in front of said building only, all as shown in the drawing attached hereto as Exhibit B and incorporated herein by reference (the 'Premises), to be used and occupied by the Lessee as for the sale and leasing (leases must be not less than 30 days duration) of cars, trucks and other motor vehicles and for no other purposes. This Lease is for the term of six (6) years subject and conditioned on the provisions of this Lease beginning the 1st day of March 1, 1997, subject to extension as set forth below1, and ending the 28th day of February, 2003 (extended for any delay that occurs in Lessor delivering the Premises to Lessee on March 1, 1997), with rent payable as follows:

         1. Upon execution of this Lease, Lessee shall pay to Lessor the following sums: (i) $5,000.00 for first month's rent plus applicable sales taxes, property taxes and other taxes, (ii) $5,000.00 for last month's rent plus applicable sales taxes, property taxes and other taxes, and (iii) $7,500.00 plus applicable sales and other taxes, for security deposit. Lessee agrees that no interest will accrue or be payable to Lessee for any advance rent, security deposit or advance real estate tax payment or any other advance payments received by Lessor.

         2. Base Rent Schedule: In addition to the monthly base rent set forth below the Lessee shall pay to Lessor with each monthly rent payment the applicable sales tax and any other applicable tax (including any increases in such taxes which occur after the date hereof) and all other charges under this lease that are due at the time of a monthly base rent payment.

                  Year 1 - $5,000.00 per month, Year 2 - $5,000.00 per month, Year 3 - $5,000.00 per month, Year 4 - $5,000.00, Year 5 -
                  $5,000.00 and Year 6 - $5,000.00.

                  If in any month the rent has not been paid by the first day of said month then commencing the 5th day of said month the Lessee shall pay a late charge in the amount of $50.00 per day through and including the 15th day of the month. If the rent has not been paid on or before the 15th day of the month, Lessee shall be in default.

         3. Notwithstanding anything to the contrary in this Lease the rent as set forth above shall be completely NET-NET-NET to the Lessor. The rent and any additional rent or other charges due to Lessor shall be paid in lawful money of the United States, at the place of payment, without notice or demand and without abatement, deduction or set off of any amount whatsoever. All checks tendered by Lessee to Lessor for rent payments and any other payments hereunder must be drawn on a commercial bank located in Palm Beach County, Florida. All checks shall be written only on accounts wherein the funds are immediately
----------------------
   (1) Lessor will be doing renovations to the exterior and interior of the 2600 building which will be substantially as set for%h in the plans on Exhibit A-1 and A-2 attached hereto and made a part hereof, as such plans may be amended from time to time due to requirements of governmental authorities and such other changes as Lessor may in his sole and absolute judgement deem are in the best interest of the building. If the completion of the renovations goes beyond March 1, 1997 the Lessor may delay the commencement of the least (which will thereby delay Lessee's obligations) for a reasonable period of time as long as Lessor is proceeding in good faith to complete the renovations. Lessee understands that renovations of this type will take approximately 4-6 months from the date of obtaining the building permit to complete. Lessee agrees that if delay past March 1, 1"7 occurs, that Lessee will thereafter occupy the Premises and Lessee's rent and other obligations shall commence 5 days after Lessor has provided Lessee written notice that the renovations are complete available in full to pay the checks so that if Lessor goes to the bank that said check(s) is written on the check will be paid immediately upon his demand in such form as is acceptable to Lessor. If a check is written on an account in which the funds are not immediately so available this shall constitute a material default under this lease.

                  At any time, upon 48 hours notice to either Stephen Tenzer, David Jacoby, Sal Campanile or Mr. Serle (Lessor does not have to comply with the usual notice provision in regard to this notice), the Lessor may demand that all of Lessees' payments under this lease be made only be cashier's check. Thereafter, if Lessee tenders to Lessor a check other than a cashier's check drawn on a commercial bank located in Palm Beach County, Florida this shall constitute a material default under this lease.

         4. As additional rent throughout the entire lease term, the Lessee shall pay on the first day of each month estimated real estate taxes to the Lessor. The estimated tax payments shall commence March 1, 1997. The estimated amount shall be calculated based upon 110% of the gross amount of prior years tax (currently $794.78 per month) or if at the time a payment is required the current tax bill is available, then the payments shall be based upon the taxes for the current year. When a new tax bill is received by Lessor, then the parties shall immediately adjust between them any excess or deficient payment amount. In the event that Lessee has overpaid then Lessee shall receive a credit on the next ensuing rental payment or a refund if the adjustment is after the expiration of this Lease. In the event that Lessee has underpaid then Lessee shall immediately pay to Lessor as additional rent the amount of the underpayment. The annual taxes for which Lessee shall be responsible shall be equal to 52% of the total gross amount billed on the tax bill for Lessor's property which is billed under property control number 43-46-299-07-014-0110 or any successor number(s) utilized by the Tax Collector of Palm Beach County.

                  The rent and other payments due from Lessee under this Lease shall be available at the Premises for Lessor to pick up on the first day of each month. Lessee shall not be responsible for a late charge if the late payment is solely due to the Lessors failure to be at the Premises to pick up the rent and other required payments. Lessor may at any time require by written notice to Lesser. that the rent and other payments be mailed -to Lessor at an address to be designated by Lessor.

                  The following express stipulations and conditions are also made a part of this Lease and are hereby agreed to by the
                  Lessee:

         5. The Lessee shall not use the Premises or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, or additions thereto, without the written consent of the Lessor which may be arbitrarily withheld, and all additions, fixtures and improvements (including accessories to all of the foregoing and all sign age) made by Lessee shall become the property of the Lessor and remain upon the Premises as a part thereof, and be surrendered with the Premises at the termination of this Lease. Additions, fixtures and improvements (including accessories to all of the foregoing and all sign age) which are made by Lessee which shall become the property of Lessor include but are not limited to anything that becomes affixed to or attached to the Premises or its appurtenances, even if said items could be removed without doing damage to the Premises.

                  Notwithstanding the foregoing, Lessor shall have the right to give written notice to Lessee before the expiration of the term to remove some or all of the above referred to items, in which event Lessee must remove such items as Lessor directs and restore the Premises to the condition they were in at the beginning of the term. However, if the Lessor has given Lessee written permission to make an alteration or addition, the Lessor will not require Lessee to remove such alteration or addition upon the expiration of this Lease.

         6. All personal property including but not limited to all motor vehicles, whether owned by Lessee or any other person, placed or moved into or onto the Premises or any other part of Block 14 Del Raton Park Plat Book 14, at Page 9 wising from, related to, or connected in any way with the conduct and operation of Lessee's business shall be at the risk of the Lessee or owner thereof, and Lessor shall not be liable for any damage to said personal property, or to the Lessee its officers, employees, guests and invitees due to: (i) the bursting or leaking of water pipes, (ii) floods, (iii) the failure or breakdown of any utilities, (iv) any failure of the budding or any portion thereof, as now existing or as modified by the renovations referred to on page 1 or other modifications in the future,
                  (v) from any act of negligence and/or wilful misconduct of any person whomsoever (except as to any damage caused by a malicious act of Lessor) or (vi) due to any acts of God.

         7. That the Lessee shall comply with all statutes, ordinances, rules, codes, orders, regulations and requirements (collectively, the "Codes" of the Federal, State, County and City Government and of any and all their Departments and Bureaus applicable to the property in the Maintenance Area (hereinafter defined) during said term including installation of any capital improvements that may be required in connection therewith. It is expressly agreed that Lessee's obligation to comply with the Codes shall be at Lessee's expense.

         8. In the event the Premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered partially or totally untenantable, then the Lessor shall have the right and option to render said Premises tenantable by repairs within 360 days therefrom and during said 360 day period this lease shall continue provided that during the initial 180 days after the damage occurred the Lessor has commenced and is diligently pursuing the restoration. If said Premises are not rendered tenantable within said time (or Lessor has not commenced and is diligently pursuing restoration within the foregoing 180 days), it shall be optional with either party hereto to cancel this Lease. The cancellation herein mentioned shall be evidenced in writing.

                  In the event Landlord elects to restore the Premises and Lessee is deprived of the occupancy and use of a material portion of the Premises, the base rent and monthly real estate tax payment shall be equitably apportioned according to the area of the Premises which is unusable by Lessee, until such time as Lessor shall have completed its restoration. The lease term shall "toll" during any period that the Premises are completely untenantable.

         9. If any part of the Premises or the building in which the Premises are located is taken, condemned or transferred by agreement in lieu of condemnation for any public or quasi public use or purpose by any condemning authority, whether or not this lease is terminated, the entire compensation award therefor, both leasehold and reversion, shall be the property of Lessor without any deduction therefrom for any present or future estate of Lessee. Lessee hereby assigns to Lessor all its right, title and interest to any such award, provided, however, that the Lessee shall be entitled to pursue a claim for moving and relocation expenses, its trade fixtures and equipment and improvement which are the property of the Lessee, as long as the Lessee's claim for any of the same does not reduce or diminish the Lessor's award. Lessee shall execute all documents required to accomplish such results.

                  If any part of the Premises or the building in which the Premises are located is taken, condemned or transferred by agreement in lieu of condemnation Lessor a his sole option may terminate this few as of the time possession thereof vests in the condemning authority or earlier date Lessee must surrender possession to condemning authority.

         10. The prompt payment of the rent for said Premises upon the dates named and the faithful observance of the rules and regulations as may be hereafter made by Lessor, are the conditions upon which the Lease is made and accepted and any failure on the part of the Lessee to comply with the terms of said Lease, or any of said rules and regulations which may be hereafter prescribed by the Lessor, shall at the option of the Lessor, work a forfeiture of this contract, and all of the rights of the Lessee hereunder.

         11. The Lessee agrees to pay all charges for electricity or other illumination and all other utilities, and for all water, sewer, and solid waste disposal and should said charges at any time remain due and unpaid for the space of five days after the same shall have become due, the Lessor may at its option consider the said Lessee at sufferance and the entire rent for the entire remaining lease term shall at once be due and payable and may forthwith be collected by distress or otherwise. Lessee agrees that Lessor shall have access for his personal use to any utilities, water, electricity, and garbage dumpster on or in the Premises for no charge.

         12. The Lessor, or any of his agents, shall have the right:(i) to enter said Premises during all reasonable hours, to examine the same and the right but not the obligation to make any repairs, additions or alterations as may be deemed necessary for the safety, comfort or preservation thereof, or of said building, (ii) to extend or modify any of the utilities servicing or to serve any of Lessor's property including the granting of easements for utilities and in easement for ingress and egress related to such utilities, and (iij) to exhibit said Premises, and to put or keep upon the doors or windows thereof a notice 'For Rent" at any time within thirty
                  (30) days before the expiration of this Lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

         13. As of the commencement of date of this Lease which is set forth on page 1 hereof, Lessee accepts the Premises and the Maintenance Area in the condition they are in as of said date and agrees not to commit or permit waste, Lessee shall maintain, repair and replace at Lessee's sole cost and expense any and all portions of the building, plumbing, electrical, glass, air conditioning systems, appliances, equipment, sewer, water, sprinkler system, landscaping, parking lot area and parkway lawn and the appurtenances to all of the foregoing items that are located within the area designated for the Lessee to maintain, repair and replace shown on Exhibit B which is designated the "Maintenance Area' and for the purposes of this lease the Maintenance Area is hereby defined to include both the Premises and the area that is outside the Premises but within the Maintenance Area.

                  The Lessee shall maintain, repair and/or replace, as needed, all property within the said Maintenance Area in the same condition, order and repair as they are at the commencement of said term and to make good to said Lessor immediately upon demand, any damage to and property within the Maintenance Area to the appurtenances and to any personal property located in or on the Premises. All replacements done by the Lessee shall be new.

                  All maintenance, repair and replacement shall be done by lawfully licensed contractors approved in writing by the Lessor.

         14. If the Lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the Lessee , before the end of said term the Lessor is hereby irrevocably authorized at its option, to forthwith cancel this Lease, as for a default. Lessor may elect to accept rent from such receiver, trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without affecting Lessor's rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

         15. A failure by the Lessor to demand is strict performance of in obligation of Lessee under this Lease will not be construed as a waiver of Lessor's right to demand strict performance of Lessee's obligations on any subsequent occasion.

         16. Lessor's acceptance of rent with knowledge of Lessee's default under the Lease will not be construed as a waiver of Lessee's default.

         17. Lessee shall not file any applications with the City of Delray Beach or any other governmental entity or agency: (i) to change the Comprehensive Plan designation, (ii) to change the zoning applicable to the Premises, (iii) to protest the property taxes or any other taxes which are levied on Lessor's real property including the Premises, or (iv) that shall seek any other land use related approval pertaining to the Premises. Lessee shall, however, at Lessees expense, obtain and keep in full force and effect, all occupational and/or similar licenses required by the applicable governmental authorities.

         18. Radon is a naturally occurring radioactive gas that, when it his accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         19. The Lessee covenants and agrees that from and after the execution date of this Lease the Lessee will continuously carry and maintain, at its sole cost and expense, the following types of insurance, in the amount specified and in the form hereinafter provided:

                  A. Commercial General Liability (including Bodily Injury and Property Damage) - with contractual liability endorsement covering all matters under paragraph 24 of this lease and providing coverage against all claims, demands, and/or actions on in occurrence basis for personal injury and death and property damage arising from, related to, or connected in any way with the conduct and operation of Lessee's business, with such insurance as to injury and death of any one person to afford protection to the limit of not less thin three million dollars ($3,000,000.00) and for injury and death of more than one person in any one occurrence to afford protection to the limit of not less thin three million dollars ($3,000,000.00) and such insurance against property damage to afford protection to the limit of not less than five hundred thousand ($500,000.00) in respect of property damage arising out of any one occurrence. Lessee may provide this insurance with a combined single limit policy having coverage in an amount not less than $3,500,000.00.

                  B. Fire and Extended Coverage and Flood (All Risk Coverage) Insurance - the Lessee at all times during the term of this Lease shall keep all buildings and improvements (including sign age) now or hereafter erected on the Maintenance Area as well as appurtenances insured pursuant to a fire and extended coverage and flood coverage (all risk coverage) insurance policy providing protection and coverage for all risks in an amount not less than their full insurable replacement value.

                           The Lessee shall be responsible for obtaining at Las 's expense such all risk coverage for Lessee's own property as I may desire to obtain, it being understood that the Lessor shall have not responsibility or liability for any damage to Lessee's property including but not limited to any vehicles and/or inventory and Lessor shall have not responsibility or liability for any damage to the property of any other parties or persons including but not limited to vehicles which may be on or about the Maintenance Area.

                  C. Loss of Rent Insurance - Lessee shall provide insurance coverage to Lessor so that, in the event of any casualty or damage to the Premises which results in a reduction of rent being received by Lessor from Lessee, then the insurance company shall be obligated to pay Lessor in full the amount of any such reduction in rent being received by Lessor. If for any reason Lessor does not receive insurance payments which pay in full and when due, the rent that Lessee would have been required to pay absent such casualty or damage, then notwithstanding any other provision of this lease the Lessee shall immediately pay to Lessor the payments and amounts that should have been received by Lessor under this paragraph.

                  D. Fire Legal Liability Insurance - the Leme at all times during the terms of this Lease shall keep in force a fire legal liability insurance policy in amount of not less than three hundred thousand dollars ($1,000,000.00).

                  E. All policies of insurance must be in a form and with-coverages as approved by Lessor and shall be issued by insurance companies with the highest general policy holder's rating and highest financial rating of Bests as rated in the most current available Bests insurance reports and all of said insurance companies must be qualified to do business in the state of Florida. The policies shall name the Lessor as an additional insured and the Lessee shall within three (3) days . before the commencement date of this Lease deliver to Lessor (at the address set forth herein for notices) the original policies together with evidence of premium payment. In addition all policies shall be written as a primary policy which does not contribute to and is not in excess of coverage which Lessor may carry. All renewal policies must be delivered to Lessor not less than thirty (30) days before the expiration of the policy. No policy of insurance shall be subject to cancellation or reduction in amount unless at least thirty (30) days advance written notice is delivered to Lessor.

         20. Lessee shall not use, store, dispose of, or allow third parties to use, store or dispose of, in, upon, under, or about the Maintenance Area, or otherwise in any way allow the Maintenance Area to be contaminated by, any toxic, hazardous, or other environmentally detrimental waste, substance or material, including, without limitation, as the same is defined, listed or contemplated in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (*CERCLA*) 42 U.S.C. 5 9601, et seq., the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), Public Law "499, 100 Stat. 1613, the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. 5 6901, et seq., the Florida Resource Recovery and Management Act, 403.701, et seq., Florida Statutes, the Pollutant Spill Prevention and Control Act, 376.011-376.17 and 5 376.19-376.21, Florida Statutes and like laws, regulations, and ordinances, as amended to date (collectively, '"Toxic Substance").

         21. That this Lease is and all of Lessee's right, title and interest hereunder are and shall be subject and subordinate to all mortgages, assignments of rents and leases, and/or other loan documents executed in connection therewith (collectively "Mortgages") that presently exist and all future Mortgages that may hereafter be placed upon the property of which the Premises are a part and all terms and conditions thereof and to any and all advances made and/or to be made thereunder, and to the-interest thereon, and to all renewals, replacements. modifications, consolidations and extensions thereof, this subordination by Lessee is unconditional and automatic, However, Lessor may request and Lessee agrees that Lessee shall upon such request and within 24 hours of such request, execute, acknowledge, and deliver such other instruments as may be required Lessor, any lender of Lessor and/or any title insurance company or agent of such company that is insuring a transaction related to the property of which the Premises are part, to evidence such unconditional subordination in recordable form. Lessee does hereby make, constitute and irrevocably appoint Daniel Casey, Phyllis Casey, and Danielle Casey as its attorneys-in-fact and in its name, place and stead and does hereby authorize any of them as such an attorney in fact to execute such instruments of unconditional subordination if Lessee has not executed it as requested by Lessor and delivered the executed original thereof to Lessor within 24 hours of the request.

                  Any one of our attorneys in fact named above is hereby enabled, at any time, acting alone, to execute, deliver and/ or record such subordination and other agreements referred to herein. We specifically provide herein that joint or majority action of the attorneys in fact shall not be required, any one of them acting alone may exercise the powers herein granted.

                  For $1.00 and other good and valuable consideration including but not limited to Lessor's execution of this Lease, the receipt and sufficiency of which is acknowledged by the undersigned, they intend and do hereby declare that this power of attorney is coupled with in interest and hereby make this power of attorney irrevocable by the undersigned or otherwise, renouncing all right to revoke this power or to appoint any other person to perform any of the act enumerated herein.

                  If for any reason, the irrevocable power of attorney, is ineffective to carry out the transaction specific type subordination in favor of Lessor's lender(s) and the Mortgages and other loan documents now existing or hereinafter executed or if for any reason the power of attorney, notwithstanding its express provision to the contrary, is revoked, then the Lessor may terminate this lease effective immediately upon Lessor providing written notice to Lessee.

                  The foregoing provisions of all of this "21". shall also apply to all property which Lessee leases in Block 14 Del Raton Park.

         22. Lessee shall not assign, mortgage or encumber this Lease, or sublet, license or permit all or any pan of the Premises to be used by others, whether voluntarily, by operation of law, or otherwise, without Lessor's prior written consent and such consent may be arbitrarily withheld. If this Lease is assigned, or all or any part of the Premises are sublet, or occupied by anyone other than Lessee, Lessor may collect rent and other charges due under such assignment, sublease or other instrument and if the rent and other charges due is in excess of the rent and other charges due under this lease Lessor shall be entitled to keep such excess as Lessor's own property. However, no such collection of rent and/or other charges shall be deemed a waiver of Lessor's consent, Lessor's acceptance of the assignee, sublessee, or occupant as Lessee, or a release of Lessee's performance of its obligations under this Lease. Lessor may, for any reason or for no reason, withhold its consent to any assignment, subletting, or other occupancy by parties other than Lessee but if such consent is granted in any instance, the same shall not relieve Lessee or any assignee or sublessee or occupant from obtaining Lessor's written consent to any further assignment or subletting.

         23. If the Lessee shall abandon or vacate said Premises before the end of the term of this Lease, or shall suffer the rent to be in arrears, or otherwise default hereunder, the Lessor may, at his option, forthwith cancel this Lease or he may enter said Premises as the agent of the Lessee, without being liable in any way therefore, and relet the Premises with or without any furniture that maybe therein, as the agent of the Lessee, at such price and upon such terms and for such duration of time as the Lessor may determine, and receive the rent therefore, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Lessor over and above the expenses to Lessor in such reletting, the said Lessee shall pay any deficiency, or Lessor may accelerate and declare the entire remaining rent and all other charges due from Lessee to Lessor for the balance of the lease term to be immediately due and payable forthwith, and may at once take legal action to recover and collect the same.

                  Lessee will be deemed to have abandoned Premises if Lessee is absent for more than 14 days and the rent is unpaid for any portion of that time, or if Lessee is absent for more than 30 days although the rent is fully paid.

         24. Lessee shall protect, save and keep Lessor (and the beneficiaries of the trust of which Lessor is trustee which includes family members of Lessor) harmless and indemnified against and from any loss, liabilities, damages, costs, fines, penalties and expenses, related to any injury, death, and damages to any person or property, which arises from, is related to, or connected in any way with the conduct and operation of Lessee's business including but not limited to any act or neglect of Lessee, its agents, employees, customers or invitees or a failure to comply with and perform, any of the requirements and provisions of this Lease on its pan to be perform~i and Lessee shall at its own cost and expense, defend and indemnify Lessor against all such matters during the entire term of Lease. The term 'expenses* shall include but not be limited to attorney's fees and paralegal fees incurred by Lessor including but not limited to such attorney s fees and paralegal fees incurred prior to the institution of litigation and in litigation to include trial and appellate proceedings, and in arbitration, bankruptcy and other administrative and judicial proceedings and whether suit be brought or not and reasonably incurred or paid at any time by the Lessor. The provisions of this paragraph shall survive any expiration or termination of this Lease.

         25. In addition to Lessee's other obligations hereunder to maintain and replace, the Lessee shall maintain all of the safety and security lighting within the Maintenance Area and along Avenue F (even though a portion thereof is outside the Maintenance Area) in good condition and repair at all times. If the lighting is in need of replacement then the Lessee shall promptly replace said lighting at Lessee's expense (including any appurtenances). All replacements made hereunder shall be new. The Lessee shall pay the amounts billed by Florida Power and Light Company for electricity related to the safety and security lighting within the Maintenance Area and along Avenue F (even though a portion thereof is outside the Maintenance Area) including for lighting as now existing and/or such additions and modifications thereto as Lessor may from time to time have installed. The Lessee shall also pay for any other electricity and any additional lighting that the Lessee uses in connection with their use of the Premises.

         26. It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

         27. It is understood and agreed between the parties hereto that written notice mailed or delivered to the Premises leased hereunder shall constitute sufficient notice to the Lessee (and Lessor shall provide a copy of notices to the Law Office of Steven Serle P. A., 2101 Corporate Blvd. NW, Suite 325, Boca Raton, Fl. 33431) and written notice mailed or delivered to: (i) the office of the Lessor at 2600A, S. Federal Highway, Delray Beach, Fl 33483-3245 and (ii) the office of Roger G. Saberson P.A. 70 SE 4th Ave., Delray Beach, Fl. 33483 shall constitute sufficient notice to the Lessor, to comply with the terms of this contract. Lessor may change the address to which notices are sent to Lessor hereunder by providing written notice of such change to Lessee.

         28. The rights of the Lessor under this lease shall be cumulative, and failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights. Any recording this least or any memorandum hereof in the Public Records of Palm Beach County, FL by anyone other than Lessor or his designee shall constitute a material default of Lessee and such recording shall have no force and effect.

         29. It is further understood and agreed between the parties hereto that any charges against the Lessee by the Lessor for services or for work done, on the Premises, adjacent property including but not limited to the right of ways and parkways and/or any other part of Block 14 Del Raton Park Plat Book 14, at Page 9, by request of the Lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any hen for rent due and unpaid.

         30. It is hereby understood and agreed that any signs to be used, including awnings, in connection with the Premises leased hereunder shall be first submitted to the Lessor for written approval before installation of same. The Lessee shall deliver to Lessor with the written request for approval, complete detailed plans for the sign(s). The detailed plans must comply with the requirements of the City of Delray Beach. Immediately upon the installation thereof all sign age including poles and appurtenances shall be the property of the Lessor subject to the right of the Lessee to the use thereof as long as Lessee is not in default.

         31. Lessee shall maintain in full force and in good condition at Lessee's expense a burglary and fire alarm system and service and 24 hour monitoring system, including any additional future updated features related thereto for the safety and security of the building, as required by Lessor. If at any time, said system requires replacement, then Lessee shall replace the system at Lessee's sole cost and expense.

         32. Lessor shall have the right to keep in full force and effect any or all of the occupational licenses which Lessor has had in the past for the 2600 Building and shall be entitled without charge to use such portion of the Premises as necessary to do so, provided however, such usage does not materially interfere with Lessee's business.

         33. If the Lessee fails to perform any of its obligations under any of the provisions of this lease including but not limited to obligations to maintain, repair and/or replace, the Lessor shall have the right but not the obligation to perform such obligations of Lessee and to charge the entire cost thereof to the Lessee. Lessee shall pay such amounts to Lessor within 5 days of receiving a request for payment from Lessor.

         34. Lessee shall not display and/or store and/or offer for sale any vehicles in the parking area in the front of the 2600 building shown on Exhibit B. This front parking area shall be only used by Motorcars of South Florida, Inc. for customer parking except for the handicapped space. Lessee shall not park or permit any parking, display or storing of vehicles in the front of the 2600 building or on any of the landscaped areas or on the parkway.

         35. Lessee shall not wash any vehicles, do any repairs, paint and/or detailing inside or in front of the 2600 building or on any other of Lessor's property or any public property or on the parkway.

         36. In addition to Lessee's other obligations to maintain and replace under this Lease, the Lessee, at its expense, shall at all times maintain, trim, cut, prune, install, repair and r replace landscaping (including but not limited to grass, trees, and shrubbery) within the Maintenance Area and the parkways as required by Lessor and/or as required by the City of Delray Beach, Florida by landscapers approved in writing by Lessor.

         37. Lessee shall not de-grease any vehicles and/or engines on the Maintenance Area which includes the Premises. Lessee shall not wash any engines on or near the Maintenance Area which includes the Premises or on any of Lessors property or on the parkway or public property.

         38. Lessor and the occupants of the office in the rear of the building shall, at no charge have access to and use of the restroom located in the Premises.

         39. Prior to declaring Lessee in default for any default, other than: (i) for payment of money which may be required of Lessee hereunder including but not limited to payment for any work and/or services which Lessee has requested from Lessor, (ii) Lessee continuously having all required insurance coverages in effect, (iii) in regard to any emergencies and/or if the safety of the Premises or adjoining properties is at risk, or
                  (iv) a default that is causing actual physical damage to the Premises or adjoining or nearby properties, Lessor shall provide to Lessee written notice describing such default and Lessee shall have the opportunity to cure the default within 10 days after receipt of such notice, however, the cure period shall be extended to 15 days if the Lessee has commenced the cure within said 10 day period and is diligently pursuing to cure the default.

                  Notwithstanding the foregoing or anything to the contrary contained herein, the Lessee shall not be entitled to more time to cure a default than the default actually requires. Some defaults can be cured immediately after notice and if they are not cured the Lessee shall be in default. Whether a default can be cured immediately shall be 4 determined by the Lessor in his sole and absolute discretion. Also, if the same type of default occurs within any 12 month period, the Lessee shall not be entitled to notice or any opportunity to cure. In case of a repetitive violation within a 12 month period, Lessor shall have the option to permit a cure or to hold Lessee in default. .

         40. With regard to this lease transaction Lessor represents and warrants to Lessee that Lessor has not employed, consulted, dealt or negotiated with any real estate broker, salesperson or agent. Lessee represents and warrants to Lessor that Lessee has not employed, consulted, dealt or negotiated with any real estate broker, salesperson or agent. Each party agrees to indemnify and hold the other harmless from and against any and all loss resulting from or arising out of any inaccuracy in the foregoing representation and warranty. The provisions contained in this paragraph shall survive a termination of this lease.

         41. This agreement shall not be more strictly construed against one party than against the other by virtue of the fact that it may have been prepared by one play or by its attorneys, A of the parties and their respective attorneys having participated in the negotiations, drafting and preparation of this agreement.

         IN WITNESS WHEREOF, the parties have executed this lease as set forth below.

                               Sublease Agreement


         This sublease made the day of _________________, 2001, between Motorcars of South Florida, a Florida corporation organized and existing under and by virtue of the laws of the State of Florida with its principal office at 2600 South Federal Hwy., Delray Beach, (hereinafter referred to as "MC") and Associated Automotive Group, a Nevada corporation organized and existing under and by virtue of the laws of the State of Nevada and authorized to do business in the State of Florida with its principal office at 2656 South Federal Hwy., Delray Beach (hereinafter referred to as "AAG").

Witnesseth:

         That MC hereby leases to AAG, _______ square feet of the building known to as 2656 South Federal Hwy., Delray Beach, for a term to commence on the 1st day of September 2001 and to end on the 31st day of August, 2003.

         The said premises are the same premises, referred to in a lease between Daniel Casey, as Trustee (hereinafter referred to as DC) dated September 1, 1998 and MC, as Lessee. The terms, covenants, provisions, and conditions of said lease are hereby incorporated herein and shall be binding upon both parties hereto, those applying to the lease therein shall apply to AAG herein.

         IN WITNESS WHEREOF, the parties have executed this sublease in duplicate the day and year first above written.


___________________________ AAG

___________________________ MTRCARS OF SOUTH FL.